EXHIBIT 99.1
[EXECUTION VERSION]
SETTLEMENT AGREEMENT AND MUTUAL RELEASE
     This Settlement Agreement and Mutual Release (hereinafter this “Agreement”) is entered on June 26, 2006, by and between Richard Marks (“Marks”) and Motorcar Parts of America, Inc., a New York corporation (“Motorcar”). Marks and Motorcar are herein referred to as the “Parties.”
     WHEREAS, Motorcar has claims against Marks for legal fees and other expenses advanced by Motorcar pursuant to Marks’ Employment Agreement with Motorcar dated January 1, 2000 (the “Employment Agreement”) and pursuant to Motorcar’s Bylaws (the “Claims”);
     WHEREAS, the Claims relate to those fees and expenses advanced in connection with the investigation and subsequent proceedings which resulted in the settlement of the case bought against Marks by the U. S. Securities and Exchange Commission and which resulted in Marks’ criminal conviction in the case U.S. v. Marks; and
     WHEREAS, the Parties desire to compromise and fully settle the Claims.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
     1. Marks agrees to pay Motorcar the sum of $682,000 plus all accrued interest and all other obligations arising from this Agreement, the Stock Pledge Agreement and the Secured Promissory Note (collectively, the “Settlement Documents”) in full and complete satisfaction of any and all claims that Motorcar may have with respect to the legal fees and expenses that were advanced to Marks in connection with the Claims. Payment shall be made pursuant to the terms of the Secured Promissory Note and secured by the Stock Pledge Agreement attached hereto and incorporated herein. The Secured Promissory Note shall be dated as of January 15, 2006.
     2. (a) Except for the rights and obligations created by the Settlement Documents, Marks hereby absolutely and forever unconditionally releases and discharges Motorcar and its agents, representatives, employees, officers, directors, attorneys, parents, subsidiaries, affiliates, successors and assigns, both present and past, from any and all claims, demands, debts, liabilities, obligations, costs, expenses, damages, actions, or causes of action, of whatever kind or nature, existing as of the date of this Agreement, which arise out of or relate to Motorcar’s advancement of fees to Marks pursuant to Marks’ Employment Agreement and Motorcar’s Bylaws or any other applicable authority.
          (b) Except for the rights and obligations created by the Settlement Documents, Motorcar hereby absolutely and forever unconditionally releases and discharges Marks and his agents, representatives, employees, attorneys, affiliates, successors and assigns, both present and past, from any and all claims, demands, debts, liabilities, obligations, costs, expenses, damages, actions, or causes of action, of whatever kind or nature, existing as of the date of this Agreement, which arise out of or relate to Motorcar’s advancement of fees to Marks pursuant to Marks’ Employment Agreement and Motorcar’s Bylaws or any other applicable authority.

     3. This Agreement cannot be amended, supplemented or modified except by a writing executed by each of the Parties.
     4. This Agreement constitutes a settlement of disputed claims, and each of the Parties agrees and acknowledges that nothing herein contained and no act of any party released shall be construed or characterized in any way as an admission of liability as to any claim, contention, or cause of action, and that this Agreement is generally governed by California Evidence Code §1152.
     5. This Agreement and the Parties’ conduct related to it shall be governed by California law, without regard to its conflict of law rules.
     6. This Agreement is intended by the Parties to be the complete and final expression of their agreement regarding the subject matter herein, and is specifically intended to be an integrated contract with respect to the matters affected herein. Each of the Parties agrees that any prior negotiations, statements, representations or agreements that are inconsistent with any provision in this Agreement are merged in, replaced, and superseded by this Agreement, and that such party has not relied on any representation or promise, oral or otherwise, which is not set forth in this Agreement.
     7. This Agreement shall be binding upon and shall inure to the benefit of the heirs, successors, representatives and assigns of the Parties.
     8. Each of the Parties warrants, represents, and agrees that in executing and delivering this Agreement it does so freely and voluntarily, and that such party has received independent legal advice from its attorneys before executing and delivering this Agreement. Hence, this Agreement shall not be construed against any party on the basis that such party was the drafter.
     9. This Agreement and all documents, certificates and instruments executed or to be executed by the Parties hereto in furtherance of the settlement contemplated by this Agreement have been or will be duly authorized, executed and delivered to the applicable party, and each constitutes or shall constitute a legal, valid and binding agreement enforceable against the applicable party in accordance with its terms.
     10. Except as otherwise provided herein and in the other Settlement Documents, each of the Parties shall bear its own attorneys’ fees in connection with the preparation and performance of this Agreement.
     11. If any provision of this Agreement or the application thereof is held invalid, the invalidity shall not affect other provisions or applications of this Agreement which can be given effect without the invalid provisions or application, and to this end the provisions of this Agreement are declared to be severable.

     12. No waiver of any breach of any term or provision of this Agreement shall be construed to be, or shall be, a waiver of any other breach of this Agreement. No waiver shall be binding unless in writing and signed by the party waiving the breach.
     13. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original and all of which together shall constitute one instrument.

RICHARD MARKS
By:	/s/ Richard Marks
Richard Marks

Address:	13484 Bayliss Road
Los Angeles, CA 90049
FAX 310-472-8852

With copy to:	Anthony Pacheco, Esq.
Proskauer Rose LLP
2049 Century Park East Los Angeles, CA 90067 FAX 310-557-2193

MOTORCAR PARTS OF AMERICA, INC.
By:	/s/ Michael M. Umansky
	Name:	Michael M. Umansky
	Title:	Vice President & General Counsel

Address:	Motorcar Parts of America, Inc.
2929 California Street
Torrance, CA 90503 FAX 310-943-1630

[EXECUTION VERSION]
ATTACHMENT A
SECURED PROMISSORY NOTE

[EXECUTION VERSION]
SECURED PROMISSORY NOTE

$682,000.00	As of January 15, 2006
     FOR VALUE RECEIVED, RICHARD MARKS, an individual (the “Debtor”), hereby unconditionally promises to pay to the order of Motorcar Parts of America, Inc. (the “Company”) on January 15, 2008 (the “Maturity Date”), the original principal sum of six hundred and eighty-two thousand dollars ($682,000.00) plus any unpaid accrued interest and all other obligations arising from this Note, the Stock Pledge Agreement securing this Note and Settlement Agreement and Mutual Release (the “Debt”) or such lesser amount as may be outstanding hereunder.
     Interest; Net Payments.
     (a) The Debt hereunder shall bear interest, from the date hereof until paid in full, upon any net balance outstanding at the close of each day, which interest will be payable by Debtor in arrears, on the 15th day of June, 2007 and on the 15th day of each January thereafter (each, an “Interest Payment Date”) until the principal is paid pursuant to the terms hereof, at a variable rate of interest (reset monthly), (calculated on a year of 360 days) equal to the Prime Rate (which means the base rate on corporate loans posted by at least 75% of the nation’s 30 largest banks as published in the “Money Rates” section of The Wall Street Journal for the last day of the preceding calendar month) plus a margin of 1% per annum (the “Base Rate”); provided, however, that if Debtor does not pay the interest accrued by any applicable Interest Payment Date(s), as expressly agreed pursuant to the undersigned’s execution hereon, such amount(s) shall automatically be added to the obligation hereunder. For the avoidance of doubt, the first Interest Payment Date is June 15, 2007 and the second interest payment is January 15, 2008. Principal and any unpaid accrued interest shall be due and repaid in full on the Maturity Date or on such earlier date pursuant to the terms hereof.
     (b) Any amounts outstanding on the earliest of (i) the occurrence of an Event of Default and the passage of any applicable cure period or (ii) the Maturity Date, to the extent permitted by applicable law, shall accrue interest at the Base Rate plus 3% per annum (calculated on a year of 360 days).
     (c) Except as provided in Section (d) below, all payments hereunder shall be made to the account specified by the Company to the Debtor in immediately available funds in United States Dollars. All payments hereunder shall be made without setoff, defense or counterclaim or withholding on account of taxes, levies, duties or any other deduction whatsoever. Whenever any payment to be made hereunder shall be otherwise due on a day which is not a business day, such payment shall be made on the next succeeding business day, unless such date falls into the next calendar month (in which case payment is to be made on the preceding date) and such extension of time shall in such case be included in the computation of interest.
     (d) At any time prior to the Maturity Date, Debtor may pre-pay the Debt in whole or in part without penalty by tender to the Company of sufficient shares of the Company’s stock to satisfy the Debt in full (the “Pay-off Tender”). The Debtor shall initiate the Pay-off Tender by providing written notice to the Company of his desire to tender stock in lieu of cash payment along with an initial stock tender of a sufficient number shares, valued at their most recent closing price, required to satisfy the Debt. If sufficient Company stock is held as Collateral, in lieu of an initial stock tender, Debtor can provide written instructions, together with the Pay-off Tender notice, instructing the Company to use the Collateral for the Debtor’s initial stock tender. Such notice and any written instructions shall be irrevocable upon receipt by the Company. The Company shall determine the number of shares required for the Debtor to exercise the Pay-off Tender based upon the closing price of the Company’s Stock on the Business Day subsequent to receipt of the Pay-off Tender notice. Upon such determination, the Company shall immediately inform the Debtor or his representative, in the case of a deficiency, of the number of additional shares required to complete the Pay-off Tender, or in the case of a surplus, of the number of shares to be returned to Debtor (the “True-up Shares”). The True-up Shares shall either be tendered by the Debtor to the Company, or returned to the Debtor, as the case may be, within three (3) Business Days of such determination.
     Collateral Property.
     This Note is secured by the Collateral described in the Stock Pledge Agreement dated as of even date herewith executed by Debtor in favor of Company (the “Pledge”).
     Representations and Warranties; Covenants.
     The Debtor hereby represents, warrants and covenants that:
     (a) the Debtor has the authority and has taken all necessary action in order to execute and deliver this Note and to perform the terms and provisions set forth herein; and
     (b) the Debtor’s obligations under this Note are legal, valid and binding and enforceable against the Debtor in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor’s rights in general; and
     Events of Default. In the event of any of the following (each, an “Event of Default”):
     (a) the Debtor fails to pay any principal, interest or any other amount due hereunder;
     (b) the Debtor shall have made a material misrepresentation herein or in any other document or agreement delivered to the Company in connection with this Note;
     (c) the Debtor fails to perform any agreement or covenant contained herein or under any other document or agreement delivered to the Company in connection with this Note;
     (d) (i) the Debtor voluntarily commences a case or proceeding seeking liquidation, reorganization or other relief with respect to the Debtor or any of its debts under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property (hereinafter, a

“Proceeding”), or (ii) an involuntary Proceeding is commenced against the Debtor, and such involuntary Proceeding shall remain undismissed and unstayed for a period of thirty (30) days, or (iii) an order for relief shall be entered against the Debtor with respect to the disposition of any of its respective property under the bankruptcy laws as now or hereafter in effect, or (iv) the Debtor makes an assignment for the benefit of its creditors or admits in writing its inability to pay its debts; or
     (e) the Debtor fails to maintain the required ratio of the Collateral (as defined in the Pledge) to the Debt as provided in Section 1 of the Pledge;
then the obligations hereunder shall immediately and automatically become due and payable in full without further demand or notice, and the Company shall be entitled to exercise all of its rights and remedies under this Note, the Pledge, any other related document and as otherwise provided under applicable law including, but not limited to, the immediate retiring of the Collateral. The Debtor agrees to pay the Company its reasonable attorneys’ fees and disbursements in connection with the enforcement of any of the Company’s rights hereunder or in connection with the collection of amounts due hereunder following a default or an Event of Default under this Note.
     Presentment; etc. The Debtor hereby irrevocably waives, to the fullest extent permitted by applicable law, presentment, demand, notice of dishonor, protest or notice of any other kind in connection with this Note.
     Maximum Rate. It is the express intention of the Company and the Debtor that nothing contained in this Note shall require the Debtor (before or after default) to pay interest at a rate exceeding the maximum rate permitted by applicable law. If the Debtor should pay or the Company should collect or receive any interest in excess of such permissible rate, such payment shall be deemed to be the property of the Debtor, and shall be held in trust by the Company, and repaid to the Debtor.
     Waivers; Remedies. No failure or delay on the part of the Company or the holder of this Note in exercising any right, power or privilege hereunder and no course of dealing between the Debtor and the Company or the holder of this Note shall operate as a waiver therefore; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any rights or remedies which the Company or any subsequent holder of this Note would otherwise have.
     Amendment; Assignment. This Note may only be amended or modified in a writing signed by the Company and the Debtor. This Note shall be binding on and inure to the benefit of the Debtor and the Company and their respective successors and assigns; provided, however, that the Debtor may not delegate, transfer or assign any of its rights or obligations under this Note without the prior written consent of the Company.
     Governing Law; Jurisdiction. This Note shall be governed by and construed in accordance with the laws of the State of California. The Debtor and the Company hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of California, and of the United States of America for the Central District of California for the purpose of any action or proceeding relating to this Note.

     SUBJECT TO APPLICABLE LAW, EACH OF THE DEBTOR AND THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION.
     ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES CONCERNING THE LOAN DOCUMENTS (EACH A “CLAIM”), INCLUDING ANY AND ALL QUESTIONS OF LAW OR FACT RELATING THERETO, SHALL, AT THE WRITTEN REQUEST OF ANY PARTY HERETO, BE DETERMINED BY JUDICIAL REFERENCE AS PROVIDED IN THE CALIFORNIA CODE OF CIVIL PROCEDURE SECTIONS 638 THROUGH 645.1 (“REFERENCE”). THE PARTIES SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE. IF THE PARTIES ARE UNABLE TO AGREE UPON A REFEREE WITHIN TEN (10) CALENDAR DAYS OF A WRITTEN REQUEST TO DO SO BY EITHER PARTY, EITHER PARTY MAY THEREAFTER SEEK TO HAVE A REFEREE APPOINTED UNDER THE CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 640.
     THE PROCEEDING BEFORE THE REFEREE SHALL BE CONDUCTED IN THE SAME MANNER AS IT WOULD BE BEFORE A COURT UNDER THE RULES OF EVIDENCE APPLICABLE TO JUDICIAL PROCEEDINGS. THE PARTIES SHALL BE ENTITLED TO DISCOVERY WHICH SHALL BE CONDUCTED IN THE SAME MANNER AS IT WOULD BE BEFORE A COURT UNDER THE RULES OF DISCOVERY APPLICABLE TO JUDICIAL PROCEEDINGS. THE REFEREE SHALL OVERSEE DISCOVERY AND MAY ENFORCE ALL DISCOVERY RULES AND ORDERS APPLICABLE TO JUDICIAL PROCEEDINGS IN THE SAME MANNER AS ANY TRIAL COURT JUDGE. THE PARTIES AGREE THAT THE SELECTED OR APPOINTED REFEREE SHALL HAVE THE POWER TO DECIDE ALL ISSUES IN THE ACTION OR PROCEEDING, WHETHER OF FACT OR OF LAW, AND SHALL REPORT A STATEMENT OF DECISION THEREON PURSUANT TO THE CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 644(a).
     NOTHING IN THIS PARAGRAPH SHALL LIMIT THE RIGHT OF ANY PARTY AT ANY TIME TO EXERCISE SELF-HELP REMEDIES, FORECLOSE AGAINST COLLATERAL OR OBTAIN PROVISIONAL REMEDIES. THE PARTIES SHALL BEAR THE FEES AND EXPENSES OF THE REFEREE EQUALLY UNLESS THE REFEREE ORDERS OTHERWISE. THE REFEREE SHALL ALSO DETERMINE ALL ISSUES RELATING TO THE APPLICABILITY, INTERPRETATION, AND ENFORCEABILITY OF THIS PARAGRAPH. THE PARTIES ACKNOWLEDGE THAT THE CLAIMS MAY NOT BE DECIDED BY A JURY.
     Severability. In the event any provision or part of any provision of this Note is rendered invalid or unenforceable by the enactment of any applicable statute, regulation or ordinance, or is made or declared unenforceable by any court of competent jurisdiction, the remaining parts or provisions of this Note shall continue in full force and effect.

—SIGNATURE PAGE FOLLOWS—

     IN WITNESS WHEREOF, this Promissory Note has been duly executed with an effective date as of the date and year first above written.

By:	/s/ Richard Marks

Richard Marks

Address:	13484 Bayliss Road
Los Angeles, CA 90049
FAX 310-472-8852

With a copy to:	Anthony Pacheco, Esq.
Proskauer Rose LLP
2049 Century Park East
Los Angeles, CA 90067
FAX 310-557-2193

[EXECUTION VERSION]
ATTACHMENT B
STOCK PLEDGE AGREEMENT

[EXECUTION VERSION]
STOCK PLEDGE AGREEMENT
          This Stock Pledge Agreement (this “Pledge”) is made as of June 26, 2006, by Richard Marks, an individual (the “Debtor”), in favor of Motorcar Parts of America, Inc. (the “Company”).
RECITALS
     A. Reference is made to that certain Settlement Agreement and Mutual Release (the “Settlement Agreement”) and Secured Promissory Note (the “Note”) by and between the Company and Debtor, pursuant to which Debtor agrees to pay the Company Six Hundred Eighty-Two Thousand Dollars ($682,000.00) plus interest and all other obligations arising under the terms and conditions therein and herein.
     B. The Note is secured by the shares of the Company owned by Debtor.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:
          1. Grant of Security Interest. Debtor hereby grants to the Company, as collateral security for the Note, a security interest in, and assigns, transfers to and pledges to the Company, the following securities and other property (collectively, the “Collateral”):
               (a) 80,000 shares of the Company common stock, accompanied by one or more properly-endorsed blank stock powers, with signature guarantees, delivered to and deposited with the Company as collateral for the Note; and
               (b) as determined by the then-current market price of the Company’s common stock, additional shares of the Company sufficient to maintain at least a 125% ratio of the value of the Collateral to the Debt (as defined in the Note) accompanied by one or more properly-endorsed blank stock powers, with signature guarantees, which are to be promptly delivered to and deposited with the Company.
          2. Warranties. Debtor hereby warrants that Debtor is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).
          3. Duty to Deliver.
               (a) Any new, additional or different securities or other property (other than regular cash dividends) which may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the common stock as a class without the Company’s receipt of consideration or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by Debtor, be promptly delivered to and deposited with the Company as part of the Collateral hereunder.

               (b) Any such securities required to be delivered by this Section 3 shall be accompanied by one or more properly-endorsed with signature gurantees blank stock powers.
          4. Payment of Taxes and Other Charges. Debtor shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of Debtor’s failure to do so, the Company may at its election pay any or all of such taxes and other charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Company and compensation income to Debtor under the Federal tax laws.
          5. Shareholder Rights. So long as there exists no Event of Default (as defined in either the Note or the Settlement Agrement), Debtor may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral and all proxy statements and other shareholder materials pertaining to the Collateral.
          6. Rights and Powers of Company. The Company may, without obligation to do so and subject to applicable law, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:
               (i) subject to the applicable limitations of Section 9, accept, in its discretion, other property of Debtor in exchange for all or part of the Collateral and release Collateral to Debtor to the extent necessary to effect such exchange, and in such event the other property received in the exchange shall become part of the Collateral hereunder;
               (ii) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Pledge; and
               (iii) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding Event of Default or upon written instructions by the Debtor and then only pursuant to a Pay-off Tender made pursuant to the Note. Any cash sums which the Company may so receive shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to Debtor.
          Any action by the Company pursuant to the provisions of this Section 6 may be taken without notice to Debtor. Expenses reasonably incurred in connection with such action shall be payable by Debtor and form part of the indebtedness secured hereunder as provided in Section 12.
          7. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral. However, the Company shall have no obligation to

(i) initiate any action with respect to, or otherwise inform Debtor of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral, (ii) preserve the rights of Debtor against adverse claims or protect the Collateral against the possibility of a decline in market value or (iii) take any action with respect to the Collateral requested by Debtor unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Notes and other indebtedness secured hereunder.
          Subject to the limitations of Section 9, the Company may at any time release and deliver all or part of the Collateral to Debtor, and the receipt thereof by Debtor shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Pledge.
          8. Transfer of Collateral. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.
          9. Application of Proceeds Upon an Event of Default. Except as expressly provided elsewhere in this Pledge, all proceeds or benefits received by the Company in respect of any sale, retirement, redemption, any collection from, or other realization upon all or any part of the Collateral as a result of a default or an Event of Default under this Agreement, the Note or the Settlement Agreement shall be applied in full or in part by the Company against, the Secured Obligations (as defined below) in the following order of priority: first to the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Company and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Company in connection therewith, and all amounts for which the Company is entitled to indemnification hereunder, and to the payment of all costs and expenses paid or incurred by the Company in connection with the exercise of any right or remedy hereunder or under the Note, or the Settlement Agreement, all in accordance with the terms hereof or thereof; second, to the extent of any excess, to the payment of all other Secured Obligations for the ratable benefit of the Company; and third, to the extent of any excess such proceeds, to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.
          For purposes of this Section 9, (a) “Secured Obligations” means (i) all obligations of every description (monetary and otherwise) of Debtor under the Note and Settlement Agreement and (ii) all other obligations of every description (monetary and otherwise) of Debtor under this Pledge, whether now or hereafter existing, whether due or to become due, absolute or contingent, liquidated or unliquidated, or determined or undetermined; and (b) the Company shall value the Company’s shares held as Collateral based upon the market closing price of the Company’s shares on the day prior to the exercise of of its remedies under this Section 9.

          10. Other Remedies. The rights, powers and remedies granted to the Company pursuant to the provisions of the Pledge shall be in addition to all rights, powers and remedies granted to the Company under any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy under the Pledge shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under the Pledge shall not preclude the further exercise thereof, and every right, power and remedy of the Company under the Pledge shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company.
          11. Representations and Warranties. Debtor hereby represents and warrants to the Company that (i) the Pledge, the Note and the Settlement Agreement have been duly executed and delivered by Debtor and (ii) assuming due authorization, execution and delivery by each other party thereto, the Pledge, the Note and the Settlement Agreement each constitutes a legal, valid and binding obligation of Debtor, enforceable against Debtor in accordance with its respective terms, subject to general equitable principles and except as enforceability of the Pledge, the Note and the Settlement Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditor’s rights.
          12. Costs and Expenses. All costs and expenses (including reasonable attorneys’ fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under the Pledge shall become part of the indebtedness secured hereunder and shall constitute a personal liability of Debtor payable immediately upon demand and bearing interest until paid at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of interest income to the Company and compensation income to Debtor under the Federal tax laws.
          13. Applicable Law. This Pledge shall be governed by and construed in accordance with the laws of the State of California without resort to that State’s conflict-of-laws rules.
          14. Successors. The Pledge shall be binding upon the Company and its successors and assigns and upon Debtor and the executors, heirs and legatees of Debtor’s estate.
          15. Severability. If any provision of the Pledge is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of the Pledge shall be affected thereby.
—SIGNATURE PAGE FOLLOWS—

     IN WITNESS WHEREOF, this Stock Pledge Agreement has been duly executed as of the date first written above.

DEBTOR
By:	/s/ Richard Marks
Richard Marks

Address:	13484 Bayliss Road
Los Angeles, CA 90049
FAX 310-472-8852

With a copy to:	Anthony Pacheco, Esq.
Proskauer Rose LLP
2049 Century Park East Los Angeles, CA 90067 FAX 310-557-2193

AGREED AND ACCEPTED:

MOTORCAR PARTS OF AMERICA, INC.

By:	/s/ Michael M. Umansky

Name: Michael M. Umansky
Title: Vice President & General Counsel

Address:	Motorcar Parts of America, Inc.
2929 California Street
Torrance, CA 90503
FAX 310-943-1630

STOCK POWER
[IN BLANK]
     FOR VALUE RECEIVED, Richard Marks hereby sells, assigns and transfers unto MOTORCAR PARTS OF AMERICA, INC. (the “Company”),                     shares of the Common Stock of the Company, standing in the name of the Company on the books of the Company represented by Certificate No.                     herewith and does hereby irrevocably constitute and appoint                      Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.
Dated: June __, 2006

Signature:	/s/ Richard Marks